Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.23J

SEVENTEENTH AMENDMENT

TO THE

CSG MATER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

DISH NETWORK L.L.C.

This SEVENTEENTH AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network L.L.C., a Colorado limited liability company (“Customer”). This Amendment shall be effective as of the date last signed below (the “Effective Date”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (Document #2301656) effective as of January 1, 2010 (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

As of the Effective Date CSG and Customer agree to amend the Agreement as follows:

1.	Customer desires to purchase and CSG agrees to provide additional million instructions per second (“MIPS”) at a ******* fee to support Customer’s use of CSG’s Advanced Convergent Platform (“ACP”). Therefore, Section 9 of Exhibit A-1, of the Agreement is deleted in its entirety and replaced with the following:

9. (a)	MIPS Calculation. Customer agrees to pay CSG for the MIPS provided by CSG under this Agreement in accordance with the fees set forth in Schedule F. By the ****** ***** ********** of each calendar month CSG will notify Customer in writing of the MIPS provided for the following *** ******* *** ****** ***** calendar ****. The MIPS provided to Customer by CSG shall include a total number of MIPS based on: (i) the MIPS **** (defined below); (ii) the number of additional MIPS provided by CSG for ****** ************ and/or ******** ********; and (iii) the number of MIPS purchased by Customer. “MIPS Base” shall mean ******** ***** *** ****** MIPS per *** ******* ******** (*******) Active Subscribers (as defined in Schedule F) per month. In the event Customer wishes to purchase additional MIPS in accordance with clause (iii) above, Customer shall pay the fee set forth in Schedule F of the Agreement.

(b)	ACP MIPS. CSG shall provide incremental MIPS to support Customer’s use of CSG’s ACP (“ACP MIPS”) for ACP production (PTDA) and Integrated Operations Testing (“IOT”) **************** environments made available for Customer. For production environment (****) made available for Customer, beginning on the first day (also known as the “go-live day”) of migration to ACP, for the ACP MIPS fee set forth in Schedule F (as amended herein), CSG agrees to provide ACP MIPS in the amount of *****; provided, however, should Customer’s forecasted usage ****** **** **** prior to migration to ACP be less than *,***, CSG shall use the ***** forecasted amount as of that date as the amount ACP MIPS to be provided on the first day of migration to ACP. CSG shall make the ACP MIPS available on the first day of migration to ACP and Customer shall be invoiced for such on Customer’s monthly invoice. As of the Effective Date, for Customer’s IOT **************** environments, Customer and CSG agree for the ACP MIPS fee set forth in Schedule F (as amended herein), the parties shall enter into a subsequent statement of work or amendment should Customer desire to purchase additional MIPS. During the ****** **** **** following the first day of migration to ACP, Customer may ******** ** ******** utilization of the ACP MIPS for both ACP production ****** and IOT **************** environments made available for Customer and shall be invoiced for such on Customer’s monthly invoice in accordance with the ACP MIPS utilized during such month. Customer and CSG agree that the ACP MIPS usage as of the **** *** of the ****** **** **** after migration to ACP (“ACP MIPS Period”) for both Customer’s ACP production ****** and IOT **************** environments, shall be the level for which ACP MIPS are prospectively provided and paid for by Customer at the ACP MIPS fee set forth in Schedule F (as amended herein), beginning with Customer’s invoice after ****** **** **** of migration. After the ACP MIPS Period, the provision and purchase of any additional MIPS shall be in accordance with Section 9 (a) of this Exhibit A-1. CSG will include the amount of ACP MIPS in Customer’s monthly MIPS notification.

***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(c)	MIPS *********. Except as set forth in the ACP MIPS paragraph above, Customer may reduce the number of MIPS or ACP MIPS upon providing CSG ****** **** **** advance written notice and the reduction shall be applied on the first day of the month following the ******** of notice. The parties agree that in the event that Customer desires to reduce the number of MIPS or ACP MIPS, that such reduction shall first be applied against the amount of ACP MIPS being utilized.

2.	Schedule F, CSG Services, Section I, Item E. entitled “Ancillary services for Non-Rated Video and Non-Rated High-Speed Data Services,” Subsection 4. entitled “Database Maintenance and Programming Requests,” of the Agreement shall be amended to add the following:

Description of Item/Unit of Measure	Frequency	Fee
k) ACP MIPS (per ACP MIP) (Note 9)	Monthly	$******
Note	9: Subject to the limitations provided in Exhibit A-1, Section 9.(b) of the Agreement.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

DISH NETWORK L.L.C.

By:	/s/ Michael K. McClaskey
	Name:	Michael K. McClaskey
	Title:	Senior Vice President and Chief Information Officer
	Date:	1-12-12

CSG SYSTEMS, INC.

By:	/s/ Michael J. Henderson
	Name:	Michael J. Henderson
	Title:	EVP Sales & Marketing
	Date:	1/13/12